REACH MESSAGING HOLDINGS, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 1, 2011, among Reach Messaging Holdings, Inc., a Delaware corporation (the “Company”) and the purchasers identified on the signature pages hereto (each a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company’s Common Shares (as defined below) were quoted on the Over-the Counter Bulletin Board (ticker symbol: RCMH.OB) until September 2, 2010.

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase, the Company’s Shares and the Warrants (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers, intending to be legally bound, agree as follows:

ARTICLE I.

DEFINITIONS

1.1       Definitions.      In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.  For purposes of this definition, “control” means the power to direct the management and policies of such Person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Virginia are authorized or required by law or other governmental action to close.

“Closing” means each closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the date of the Closing.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means shares of the Company’s common stock, $0.001 par value per share.

“Common Shares Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Shares, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that are at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

“Company” shall have the meaning ascribed to such term in the Preamble.

“Company Counsel” means Peter H. Brown, counsel to the Company.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means any action, arbitration, audit, examination, investigation, hearing, litigation or suit, proceeding (including, without limitation, a partial proceeding, such as a deposition), (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, and whether public or private), whether pending or threatened, commenced, brought, conducted or heard by or before, or otherwise involving, any Person, including any Government Entity.

“Purchaser” shall have the meaning ascribed to such term in the Preamble.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means Reach Messaging Inc., a California corporation.

“Trading Day” means (i) a day on which the Common Shares are traded on a Trading Market, or (ii) if the Common Shares are not listed on a Trading Market, a day on which the Common Shares are traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Shares are not quoted on the OTC Bulletin Board, a day on which the Common Shares are quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Shares are not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, the OTC Bulletin Board or the Pink OTC Markets.

“Transaction Documents” means this Agreement, the Warrants, the Escrow Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrants” means the Penny Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1       Purchase and Sale of the Notes and Warrants.

(a)

Subject to the terms and conditions of this Agreement and the other Transaction Agreements, each undersigned Purchaser hereby agrees to purchase from the Company the amount of Shares set forth opposite such Purchaser’s name on Exhibit A attached hereto at a price of $.005 per Share with the multiplied total being the Purchase price (the “Purchase Price”). At the Closing, the Purchase Price shall be paid to the Company, by wire transfer to Company’s bank account.

 (b)

The Company agrees to issue to each Purchaser a warrant in substantially the form attached hereto as Exhibit D (the “Penny Warrants”), to purchase up to a number of Common Shares equal to 100% of the number of Common Shares being purchased. (subject to adjustment pursuant to the terms of the Penny Warrants), at a per share exercise price of $0.01 (subject to adjustment pursuant to the terms of the Penny Warrants). The number of Penny Warrants each Purchaser shall be issued at Closing pursuant to this Agreement and the Penny Warrants is set forth such Purchaser’s name on Exhibit A hereto. The Penny Warrants shall be exercisable for such period of time as set forth in the Penny Warrants.

2.2

Closing

(a)       Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Purchasers shall purchase and the Company shall issue and sell to the Purchasers the Shares and the Warrants for the Aggregate Purchase Price of up to $150,000. The closing shall occur at 3 p.m. Virginia time, on March 1, 2011, the Closing shall occur remotely by the exchange of signatures, certificates and funds by mail or electronic transmission, or at such other time and place as the Company and Purchasers shall mutually agree.

(b)

Closing Deliveries.

(i)       Company Deliverables. At the Closing, the Company shall deliver or cause to be delivered to the Purchasers the following:

(A)       this Agreement duly executed by the Company;

(B)

a Share Certificate;

 (D)

a Penny Warrant to purchase such number of Common Shares substantially in the form attached hereto as Exhibit D issued to and registered in the name of each Purchaser as set forth opposite the name of such Purchaser on Exhibit A hereto; and

 (ii)       Purchaser Deliverables. At the Closing each of the Purchasers shall deliver or cause to be delivered to the Company  the following:

(A)

this Agreement duly executed by such Purchaser;

(B)

such Purchaser’s Purchase Price by wire transfer in immediately available funds to the account of Company; and

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Company. Except as set forth in the SEC Reports (as defined below), the Company hereby makes the following representations and warranties to the Purchasers:

(a)       Organization and Qualification. Each of the Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as described in the SEC Reports. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified or licensed to conduct its respective business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b)       Authorization; Enforcement. The Company has the requisite corporate power and authority to execute and deliver each of the Transaction Documents and to enter into and to consummate the transactions contemplated by each of the Transaction Documents (including the issuance and sale of the Shares and the Warrants) and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or its stockholders in connection therewith. Each Transaction Document including this Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except where enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

(c)       No Conflicts. The execution, delivery and performance of the Transaction

Documents and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or, except as set forth in the SEC Reports, give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; (iii) to the Company’s knowledge, conflict with, or result in or constitute any violation of, any award, decision, judgment, decree, injunction, writ, order, subpoena, ruling, verdict or arbitration award (each an “Order”) entered, issued, made or rendered by any federal, state, local or foreign government or any other Governmental Entity (as defined below), or any Law (as defined below), applicable to the Company or any of its Subsidiaries, or to any of their respective properties or assets, or to any shares; (iv) result in the creation or imposition of (or the obligation to create or impose) any Lien on any of the properties or assets of the Company or any of the Subsidiaries, or on any of the Shares and Warrants; or (v) conflict with, or result in or constitute any violation of, or result in the termination, suspension or revocation of, any Authorization (as defined below) applicable to the Company or any of the Subsidiaries, or to any of their respective properties or assets, or to any of the Shares and Warrants, or result in any other impairment of the rights of the holder of any such Authorization; except in the case of each of clauses (ii), (iii), (iv) and (v), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(d)       Filings, Consents and Approvals. Assuming the accuracy of the representations of the Purchasers set forth in Section 3.2 hereof, no registration (including any registration under the Securities Act) or filing with, or any notification to, or any approval, permission, consent, ratification, waiver, authorization, order, finding of suitability, permit, license, franchise, exemption, certification or similar instrument or document (each, an “Authorization”) of or from, any U.S. court, arbitral tribunal, arbitrator, administrative or regulatory agency or commission or other governmental or regulatory authority, agency or governing body, domestic or foreign, including without limitation any Trading Market (each, a “Governmental Entity”), or any other person, or under any statute, law, ordinance, rule, regulation or agency requirement of any Governmental Entity, (each, a “Law”), on the part of the Company is required in connection with the execution or delivery by the Company of the Transaction Documents or the performance by the Company of its obligations under each of the Transaction Documents (including, the offer and sale of the Shares and Warrants by the Company to the Purchasers thereunder) except (i) as would not have a Material Adverse Effect on the Company or its performance of its obligations under the Transaction Documents, (ii) Form D and blue sky filings, and (iii) the filings contemplated by the Transaction Documents.

(e)        Issuance of the Notes and Warrants. The Shares and Warrants have been duly authorized and when issued and paid for in accordance with this Agreement and the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, “Liens”), except for such restrictions on transfer or ownership imposed by applicable federal or state securities laws or set forth in this Agreement and shall be entitled to the rights set forth in the Shares and Warrants, as the case may be. When the Shares and the Warrant Shares are issued, such shares will be validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Shares. The Company has reserved from its duly authorized capital stock the maximum number of Common Shares issuable pursuant to this Agreement.

(f)       Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 2,010,000,000 shares, of which there are 10,000,000 authorized shares of preferred stock, $0.001 par value per share (“Preferred Shares”), and 2,000,000,000 authorized shares of common stock, $0.001 par value per share. As of the date hereof and immediately prior to the transactions contemplated hereby, the number of shares and type of all issued and outstanding capital stock of the Company, is 807,526,530 shares, and there are no shares of preferred stock issued and outstanding. Except as set forth in the SEC Reports, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any Preferred Shares or Common Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Preferred Shares or Common Shares, or securities or rights convertible or exchangeable into Common Shares. Except as set forth in the SEC Reports, the issue and sale of the Shares and the Warrants will not obligate the Company to issue Common Shares or other securities to any Person (other than the Warrant Shares) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(g)       SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since the date of the reverse merger in March, 2010 (the foregoing materials, including the exhibits thereto (together with any materials filed by the Company under the Exchange Act, whether or not required), being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the Notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

All material agreements to which the Company and its Subsidiaries are a party or to which any of their respective property or assets are subject that are required to be filed as exhibits to the SEC Reports on Form 10-KSB for the fiscal year ended December 31, 2009, including the accompanying financial statements (the “Form 10-KSB”) and the Company’s Form 10-Q for the fiscal quarters ended June 30 and September 30, 2010, including the accompanying financial statements (collectively the “Form 10-Q”) are included as a part of, or specifically identified in, the SEC Reports.

(h)        Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities that would not be required to be reflected in the Company’s financial statements pursuant to GAAP or that would not be required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans, stock option plans, stock option agreements, restricted stock agreements, stock ownership plans or dividend reinvestment plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(i)        Litigation. Except as disclosed in the SEC Reports, there are no actions, suits, inquiries, notices of violation, proceedings or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) would have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(j)        Taxes. Each of the Company and the Subsidiaries has filed all necessary material federal, state and foreign income and franchise tax returns and has paid or accrued all material taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which could reasonably be expected to result in a Material Adverse Effect.

(k)      Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, could result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) to the Company’s knowledge, is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, kickbacks and false claims in healthcare programs, occupational health and safety, product quality and safety and employment, labor matters, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with the applicable requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder promulgated by the Commission, except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect.

(l)       Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m)       Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens for taxes not yet due and payable, and (iii) Liens which would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. To the Company’s knowledge, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance except, in each case, as would not reasonably be expected to result in a Material Adverse Effect.

(n)      Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(o)       Investment Company. The Company is not, and after giving effect to the sale of the Notes and Warrants and the application of the net proceeds therefrom, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(r)

Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the disclosure schedules to this Agreement, furnished by or on behalf of the Company are complete, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(s)

No Additional Agreements.  The Company has no other agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(t)

Non-Shell Status.  Since its inception, the Company has never been a “shell” company within the meaning of Rule 144(i)(1) of the Securities and Exchange Commission.

3.2       Representations and Warranties of the Purchasers. Each of the Purchasers hereby represents and warrants to the Company with respect to himself, herself or itself as follows:

(a)       Organization; Authority. Such Purchaser that is an entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite limited liability company power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or limited liability company action on the part of such Purchaser. This Agreement and each of the Transaction Documents to which it, he or she is party has been duly executed by Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it, him or her in accordance with its terms.

(b)

Investment Intent. Such Purchaser is acquiring the Shares and Warrants as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares and Warrants or any part thereof, without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of the Shares and Warrants pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and otherwise in compliance with applicable federal and state securities Laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares and Warrants for any period of time. Such Purchaser is acquiring the Shares and Warrants hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares and Warrants.

(c)

Accredited Investor Under Regulation D. Such Purchaser is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and such Purchaser is not acquiring the Shares and Warrants as a result of any advertisement, article, notice or other communication regarding the Shares and Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement; and such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act; or

(d)

Restrictive Legends. Such Purchaser acknowledges that the certificates representing such Purchaser’s Shares or Warrants shall each conspicuously set forth on the face or back thereof a legend in substantially the following form, corresponding to the stockholder’s status as set forth in Section 3.2(c):

 “[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

(e)

Investment Risk. Such Purchaser is able to bear the economic risk of acquiring the Notes and Warrants pursuant to the terms of this Agreement, including a complete loss of such Purchaser’s investment in the Shares and Warrants.

(f)       Experience of the Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and Warrants, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and Warrants and, at the present time, is able to afford a complete loss of such investment. Such Purchaser has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities.

(g)        Access to Information. Such Purchaser acknowledges that it has reviewed the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and Warrants and the merits and risks of investing in the Shares and Warrants; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Company’s representations and warranties contained in this Agreement.

(h)       Certain Fees. Such Purchaser has not entered into any agreement or arrangement that would entitle any broker or finder to compensation by the Company in connection with the sale of the Company of the Shares and Warrants to the Purchaser.

(i)       No Tax, Legal or Investment Advice. Such Purchaser understands that nothing in the Transaction Documents or any other materials presented to such Purchaser in connection with the purchase and sale of the Shares and Warrants constitutes tax, legal, or investment advice. Such Purchaser has consulted such tax, legal, and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares and Warrants.

(j)        Compliance with Securities Laws. Such Purchaser represents and warrants that, in connection with its purchase of the Shares and Warrants, it has complied with all applicable provisions of the Securities Act, including the rules and regulations promulgated by the Commission thereunder, and applicable state securities Laws.

(k)        Reliance. Such Purchaser understands and acknowledges that (i) the Shares and Warrants are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration requirements of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and warranties and the Purchaser hereby consents to such reliance.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1       Registration Required. Each of the Purchasers hereby covenants, severally and not jointly, with the Company not to, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit offers to buy, purchase or otherwise acquire or take pledge of) any of the Securities without complying with the provisions hereof, the Securities Act and the applicable rules and regulations of the Commission thereunder, including without limitation, the prospectus delivery requirement under the Securities Act to be satisfied (unless such Purchaser is selling such Securities in a transaction not subject to the prospectus delivery requirement), and each Purchaser acknowledges that the certificates evidencing the Securities will be imprinted with a legend that prohibits their transfer except in accordance therewith. Notwithstanding anything to the contrary in this Agreement, this Agreement shall in no event be deemed to affect, or impose any additional requirements or restrictions on, transfer or ownership by any of the Purchasers of any Common Shares that are not the Underlying Shares and that are held or may be held by such Purchaser from time to time.

4.2

Transfer Restrictions.

(a)       The Securities may only be disposed of in compliance with state and federal securities Laws, including pursuant to an exemption therefrom. In connection with any transfer of the Securities other than pursuant to an effective registration statement, pursuant to

Rule 144 as currently in effect promulgated under the Securities Act, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

(b)       Each Purchaser agrees to the imprinting, so long as is required by this Article IV, of a legend on any of the Securities in the applicable form set forth in Section 3.2(d) above.

(c)       Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 3.2(d) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). If all or any portion of a Note or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), then such Underlying Shares shall be issued free of all legends.

(d)       Each Purchaser agrees that the removal of the restrictive legend from certificates representing such Purchaser’s Securities as set forth in Section 3.2(d) is predicated upon (i) the Company’s reliance that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, an exemption therefrom, or termination of such restrictions and/or (ii) that in the context of a sale under Rule 144, if requested by the Company’s transfer agent, such Purchaser shall have delivered to the transfer agent seller and broker representation letters relating to such Purchaser’s Securities.

4.3

Furnishing of Information. As long as any of the Purchasers own any Securities, and until the Securities can be resold by non-Affiliate of the Company under Rule 144 without restrictions under Rule 144, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

4.4       Securities Laws Disclosure. The Company shall, within four Business Days of the Closing, file a Current Report on Form 8-K disclosing the transactions contemplated hereby including each of the Transaction Documents as exhibits, and make such other filings and notices in the manner and time required by the Commission.

4.5       Stockholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an “Acquiring Person” under any stockholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any

Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving the Securities under the Transaction Documents or under any other agreement between the Company and such Purchaser.

4.6      Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information except as required by this Agreement, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in the securities of the Company.

4.7     Listing of Common Shares.  The Company hereby agrees to use commercially reasonable efforts to maintain the listing or quotation of the Common Shares on a Trading Market. The Company will use commercially reasonable efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

4.8     Transfer Taxes. On the Closing Date, all transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchasers under the Transaction Documents shall be, or shall have been, fully paid or provided for by the Company, and all Laws imposing such taxes will be or will have been complied with.

4.9

Legal Opinions.  The Company will provide, at the Company's expense, such legal opinions in the future as are reasonably necessary for the resale of both the Shares and the shares of Common Stock issuable upon exercise of the Penny Warrants pursuant to an effective registration statement, Rule 144 of the Securities and Exchange Commission or such other exemption from registration as may then be available.

ARTICLE V.

CONDITIONS

5.1       Conditions to the Closing of the Purchasers. The Purchasers’ obligation to purchase the Shares and Warrants being issued at the Closing is subject to the satisfaction, or waiver by the Purchasers, of the following conditions:

(a)       Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects (except for those qualified as to materiality or a Material Adverse Effect, which shall be true and correct) as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (or if qualified as to materiality or a Material Adverse Effect, true and correct) as of such date) as though made on and as of the Closing Date.

(b)       Performance of Obligations of the Company. The Company shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement (including the deliveries required under Section 2) on or prior to the Closing Date.

(c)       No Injunction. No Order has been enacted, entered, promulgated or endorsed by any court or Government Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d)       No Adverse Changes. Since the date of execution of this Agreement, no event or series of events shall have occurred that resulted or would reasonably be expected to result in a Material Adverse Effect.

5.2       Conditions to the Closing of the Company. The Company’s obligation to issue and sell the Shares and Warrants at the Closing is subject to the satisfaction, or waiver by the Company of the following conditions:

(a)       Representations and Warranties. The representations and warranties of the Purchasers set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such date) as though made on and as of the Closing Date.

(b)       Performance of Obligations of the Purchasers. Each Purchaser shall have performed in all material respects all agreements and covenants required to be performed by it under this Agreement on or prior to the Closing Date.

(c)       Regulatory Approvals. The Purchasers shall have received all requisite approvals (including all required findings of suitability).

ARTICLE VI.

MISCELLANEOUS

6.1       Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

6.2       Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3       Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Virginia time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Virginia time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service and a delivery receipt is signed, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.4       Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5       Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

6.6       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Purchasers. The Purchasers may assign any or all of its rights under this Agreement, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the “Purchasers”.

6.7       No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.8       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Virginia, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Virginia. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Virginia for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by Law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable Law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement and the Transaction Documents or the transactions contemplated hereby or thereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.9       Survival. The representations, warranties and covenants contained herein shall survive the Closing and the delivery of this Agreement, and other Transaction Documents and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

6.10     Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11     Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12     Remedies. In addition to being entitled to exercise all rights provided herein or granted by Law, including recovery of damages, the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Signature Pages Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

REACH MESSAGING HOLDINGS, INC.	Address for Notice:
By: /s/Shane Gau_____________________ Name: Shane Gau Title: Chief Executive Officer	Reach Messaging Holdings, Inc. 44081 Pipeline Plaza, Suite 310 Ashburn, Virginia 20147 Attn: Shane Gau E-mail: shane@reachmessaging.com Tel: (571) 213-6147
With copy to (which shall not constitute notice): Peter H. Brown 175 Chaparral Dr Aptos, CA 95003 E-mail: petercx@usa.net Tel: (831) 566-5405

[PURCHASER SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PURCHASERS:

Wizzard Software Corporation [Purchaser’s Name]	Address for Notice: _____________________________
/s/_Christopher J. Spencer__________ [Signature] Christopher J. Spencer_____________ [Signatory’s Name] President_______________________ [Signatory’s Title]

_____________________________

Attn: ________________________

E-mail: ______________________

Tel: _________________________

Fax: _________________________

Delivery Instructions (if different from above):

c/o: ___________________________

______________________________

______________________________

______________________________

Attn: __________________________

Tel: ___________________________

Exhibit A

Share and Warrant Schedule

Purchaser List

Purchaser’s Name	Purchase Price	Shares Purchased Price is $.005 per Share	Penny Warrants (Number = Purchase Price / $0.01 exercise price per share)
WIZZARD, Inc.	$150,000	30,000,000	30,000,000

TOTAL:	$150,000	30,000,000	30,000,000